Exhibit 99.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Mackie Designs Inc. for the quarterly period ended June 30, 2002, I, James T. Engen, President and Chief Executive Officer of Mackie Designs Inc., hereby certify pursuant to 18 U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          such Form 10-Q for the quarterly period ended June 30, 2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          the information contained in such Form 10-Q for the quarterly period ended June 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of Mackie Designs Inc.

Dated: August 14, 2002	By:	/s/ James T. Engen
James T. Engen President and Chief Executive Officer